Exhibit 10.1

Execution Version

INCREMENTAL FACILITY AMENDMENT

INCREMENTAL FACILITY AMENDMENT, dated as of February 23, 2015 (this “Incremental Facility Amendment”), to the Credit Agreement, dated as of July 25, 2013 (as amended or modified from time to time, the “Credit Agreement”), among Thermo Fisher Scientific Inc., a corporation organized under the laws of Delaware (the “Borrower”), certain Subsidiaries of the Company from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent and Swing Line Lender, and BARCLAYS BANK PLC, JPMORGAN CHASE BANK, N.A. and BANK OF AMERICA, N.A. and certain other Lenders acting in such capacity from time to time, as L/C Issuers.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitments under the Credit Agreement in an amount of $500,000,000;

WHEREAS, each Lender signatory to this Incremental Facility Amendment (each, an “Incremental Facility Lender”) has agreed to provide the additional Commitments in the amount set forth opposite to its name in the commitment schedule attached hereto as Schedule A (the “Incremental Commitment Schedule”; such additional Commitments set forth in the Incremental Commitment Schedule, the “Incremental Commitments”) upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Incremental Commitments.

(a) On the Increase Effective Date (as defined below), this Incremental Facility Amendment shall constitute an increase in the Commitments of the Lenders pursuant to section 2.16 of the Credit Agreement, the Incremental Commitments shall constitute additional “Commitments” and any loans made pursuant to the Incremental Commitments shall constitute “Committed Loans” and “Loans” under the Credit Agreement.

(b) The Incremental Commitments shall have the same terms and conditions as those of the Commitments existing prior to the Increase Effective Date under the Credit Agreement. No increase of the Commitments pursuant to this Incremental Facility Amendment increases the Letter of Credit Sublimit or the Swing Line Sublimit set forth in the Credit Agreement.

(c) From the Increase Effective Date until the Maturity Date, all Committed Loans shall be made in accordance with the Commitments of the Lenders after giving effect to the Incremental Commitments. On the Increase Effective Date, each Incremental Facility Lender will automatically and without further act be deemed to have assumed a portion in outstanding L/C Obligations such that, after giving effect to such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations in L/C Obligations held by such Incremental Facility Lender equals its Applicable Percentage (after giving effect to the Incremental Commitments). For the avoidance of doubt, it is understood that facility fees with respect to the Incremental Commitments shall accrue from the Increase Effective Date.

SECTION 3. Fees. The Borrower agrees to pay on the Increase Effective Date to the Administrative Agent, for the account of each Incremental Facility Lender, fees in the amounts previously communicated by the Borrower and the Arrangers to each such Incremental Facility Lender.

SECTION 4. Amendments to Credit Agreement to Reflect the Incremental Revolving Commitments.

(a) Amendment of Commitment amount. Pursuant to Section 2.16 of the Credit Agreement, the definition of “Commitment” is hereby amended by deleting the current amount of $1,500,000,000 and replacing it with the new amount of $2,000,000,000 and replacing “the date hereof” with “February 23, 2015”.

(b) Amendment of Commitment Schedule. Pursuant to Section 2.16 of the Credit Agreement, Schedule 2.01 of the Credit Agreement is hereby replaced with the revised Commitments and Applicable Percentages schedule attached hereto as Schedule B.

SECTION 5. Effectiveness of Incremental Facility Amendment. This Incremental Facility Amendment shall become effective upon satisfaction of the following conditions precedent (such date, the “Increase Effective Date”):

The Administrative Agent shall have received the following:

(i)	counterparts to this Incremental Facility Amendment duly executed by the Borrower and each Incremental Facility Lender;

(ii)	a fee for the account of each Incremental Facility Lender that is a party to this Incremental Facility Amendment in accordance with Section 3 hereof;

(iii)	all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable and documented fees and reasonable, documented, out-of-pocket expenses of legal counsel) required to be paid;

(iv)	a certificate of the Borrower dated as of the Increase Effective Date signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of Section 2.16 of the Credit Agreement, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists; and

(v)	all unpaid Letter of Credit Fees for the account of the Lenders accrued as of the Incremental Effective Date.

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SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Incremental Facility Amendment and to provide the Incremental Commitments, the Borrower hereby represents and warrants to the Administrative Agent and to each Incremental Facility Lender, as of the Increase Effective Date:

(a) The Borrower has the power and authority, and the legal right, to make, deliver and perform this Incremental Facility Amendment, and to perform its obligations hereunder. The execution, delivery and performance by the Borrower of this Incremental Facility Amendment has been authorized by all necessary corporate action, and no other corporate or other organizational proceedings on the part of the Borrower is necessary to consummate such transactions.

(b) This Incremental Facility Amendment has been duly executed and delivered on behalf of the Borrower. The Incremental Facility Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing, and is in full force and effect subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 7. Effect on the Credit Agreement. (a) Except as specifically amended above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Incremental Facility Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of any of the Credit Agreement. This Incremental Facility Amendment shall constitute a Loan Document.

SECTION 8. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Incremental Facility Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 9. Governing Law. THE INCREMENTAL FACILITY AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE INCREMENTAL FACILITY AMENDMENT, THE RELATIONSHIP OF THE PARTIES AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. EACH PARTY HERETO HEREBY AGREES TO BE BOUND BY THE JURISDICTIONAL AND SERVICE OF PROCESS PROVISIONS OF SECTION 10.14 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 10. Counterparts. This Incremental Facility Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Incremental Facility

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Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Incremental Facility Amendment by facsimile or email shall be effective as delivery of a manually executed counterpart of this Amendment. THIS INCREMENTAL FACILITY AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERCEDE ALL PRIOR ORAL AGREEMENTS OF THE PARTIES.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Facility Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THERMO FISHER SCIENTIFIC, INC.

By:	/s/ Anthony H. Smith
	Name:	Anthony H. Smith
	Title:	VP Tax & Treasurer

[Signature Page to Incremental Facility Amendment]

BANK OF AMERICA, N.A., as Administrative Agent and an Incremental Facility Lender

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Director

[Signature Page to Incremental Facility Amendment]

JP MORGAN CHASE BANK, N.A., as an Incremental Facility Lender

By:	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Executive Director

[Signature Page to Incremental Facility Amendment]

BARCLAYS BANK PLC, as an Incremental Facility Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

[Signature Page to Incremental Facility Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Incremental Facility Lender

By:	/s/ Brian McNany
	Name:	Brian McNany
	Title:	Director

[Signature Page to Incremental Facility Amendment]

The Royal Bank of Scotland plc, as an Incremental Facility Lender

By:	/s/ William McGinty
William McGinty
Director

[Signature Page to Incremental Facility Amendment]

BNP Paribas, as an Incremental Facility Lender

By:	/s/ Mathew Harvey
	Name:	Mathew Harvey
	Title:	Managing Director

BNP Paribas, as an Incremental Facility Lender

By:	/s/ Todd Rodgers
	Name:	Todd Rodgers
	Title:	Director

[Signature Page to Incremental Facility Amendment]

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Incremental Facility Lender

By:	/s/ MIKHAIL FAYBUSOVICH
	Name:	MIKHAIL FAYBUSOVICH
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

[Signature Page to Incremental Facility Amendment]

GOLDMAN SACHS BANK USA, as an Incremental Facility Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

[Signature Page to Incremental Facility Amendment]

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Andreas Neumeier
Name:	Andreas Neumeier
Title:	Managing Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

[Signature Page to Incremental Facility Amendment]

HSBC Bank USA, National Association, as an Incremental Facility Lender

By:	/s/ Elizabeth R. Peck
	Name:	Elizabeth R. Peck
	Title:	Senior Vice President

[Signature Page to Incremental Facility Amendment]

MORGAN STANLEY BANK, N.A., as an Incremental Facility Lender

By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

[Signature Page to Incremental Facility Amendment]

Citibank, N.A., as an Incremental Facility Lender

By:	/s/ Anthony Pantina
	Name:	Anthony Pantina
	Title:	Vice President

[Signature Page to Incremental Facility Amendment]

Schedule A

Incremental Commitment Schedule

Lender	Incremental Commitment
Bank of America, N.A.	$32,833,333.34
Barclays Bank PLC	$32,833,333.33
JP Morgan Chase Bank, N.A.	$32,833,333.33
Citibank, N.A.	$63,500,000.00
BNP Paribas	$46,000,000.00
Credit Suisse AG	$46,000,000.00
Goldman Sachs Bank USA	$46,000,000.00
Deutsche Bank AG New York Branch	$46,000,000.00
HSBC Bank USA, National Association	$46,000,000.00
Morgan Stanley Bank, N.A.	$46,000,000.00
Bank of Tokyo-Mitsubishi	$31,000,000.00
The Royal Bank of Scotland PLC	$31,000,000.00

Total	$500,0000,000

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Schedule B

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$157,833,333.34	7.89%
JPMorgan Chase Bank, N.A.	$157,833,333.33	7.89%
Barclays Bank PLC	$157,833,333.33	7.89%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$128,500,000.00	6.43%
The Royal Bank of Scotland plc	$128,500,000.00	6.43%
BNP Paribas	$128,500,000.00	6.43%
Credit Suisse AG, Cayman Islands Branch	$128,500,000.00	6.43%
Deutsche Bank AG New York Branch	$128,500,000.00	6.43%
Goldman Sachs Bank USA	$128,500,000.00	6.43%
HSBC Bank USA, National Association	$128,500,000.00	6.43%
Morgan Stanley Bank, N.A.	$128,500,000.00	6.43%
Citibank, N.A.	$128,500,000.00	6.43%
Mizuho Bank, Ltd.	$65,000,000.00	3.25%
Sumitomo Mitsui Banking Corporation	$65,000,000.00	3.25%
U.S. Bank, National Association	$65,000,000.00	3.25%
Bank of China, New York Branch	$25,000,000.00	1.25%
The Bank of New York Mellon	$25,000,000.00	1.25%
The Bank of Nova Scotia	$25,000,000.00	1.25%
ING Bank N.V., Dublin Branch	$25,000,000.00	1.25%
Intesa Sanpaolo Spa	$25,000,000.00	1.25%
KeyBank National Association	$25,000,000.00	1.25%
Nordea Bank Finland Plc	$25,000,000.00	1.25%

Total	$2,000,000,000	100.00%

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